UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 14, 2006
                                                        -----------------


                         Regatta Capital Partners, Inc.
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             (Exact name of registrant as specified in its chapter)


        Colorado                       0-27609                    84-1391993
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(State or other jurisdiction    (Commission File Number)     (IRS Employer ID #)
     of incorporation)


222 Milwaukee Street, Suite 304, Denver, Colorado                    80206
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (303) 329-3479
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          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 5.02   Departure of Directors of Principal Officers; Election of Directors;
            Appointment of Principal Officers

The Directors of Regatta Capital Partners, Inc., have appointed Mr. Philip D. Miller as President effective November 14, 2006.

Mr. Miller, age 27, has been involved in his family real estate business located in South Bend, Indiana since the age of 16. This includes construction, planning, state approvals, building renovation, sales and financing for prospective buyers. Currently he is involved in renovation projects and several development projects. Phil's knowledge of the real estate world has come mostly from hands on experience.

Mr. Miller was asked to take the position of President by Director Stephen D. Replin. Mr. Miller has no family relationship with any other member of the Board of Directors or Management and Mr. Miller has not been a party to any transactions with the Company. At this time, Mr. Miller does not have an employment agreement with the Company nor any agreement regarding compensation.

Mr. James P. Gregory has also resigned as President and as a director effective November 14, 2006. The Board of Directors is appreciative of the contributions and support of Mr. Gregory.

Mr. Gregory has been provided a copy of this disclosure and he has informed the Board of Directors that he has no disagreement with the Board of Directors or the Company.


Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. N/A
(b) Pro forma financial information. N/A
(c) Shell company transactions. N/A
(d) Exhibits.

     17.1 Correspondence of Mr. Gregory dated November 14, 2006




                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 REGATTA CAPITAL PARTNERS, INC.
                                 (Registrant)

                                 /s/ Stephen D. Replin
                                 ------------------------------
                                 (Signature) Stephen D. Replin,
                                 Vice President, Chief Financial Officer


Date November 14, 2006


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